SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): January 31, 1999



                                  AUTOEYE INC.
             (Exact name of Registrant as specified in its charter)



        Delaware                     0-26673                    98-0207081
(State or other jurisdiction    (Commission File No.)         (IRS Employer
     of incorporation)                                     Identification No.)



                               #6-2150 Bowen Road
                            Nanaimo, British Columbia
                                 Canada V9F 1H7
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (250) 758-0665

                                   Suite 1650
                      Waterfront Centre, 200 Burrard Street
                           Vancouver, British Columbia
                                 Canada V6C 3L6
          (Former name or former address if changed since last report.)



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Item 1.  Changes in Control of Registrant

      On January 31, 2000 the Company acquire all of the issued and outstanding shares of Forest Industry Online, Inc. in exchange for 10,000,000 shares of the Company's common stock.

      Forest Industry was incorporated on January 9, 1997. Forest Industry's principal business activities include designing web sites and operating and maintaining a computer internet web site for companies associated with the forest industry.

      Forest Industry has a website at forestindustry.com, which is fully operational.

      As of January 25, 1999 Forest Industry employed thirteen people on a full-time basis.

      Following the acquisition of Forest Industry Andrew Hromyk resigned as the Company's president. The Company's new officers and directors are:

            Name                                Position

            Joe Perraton                        President and a Director
            Andrew Hromyk                       Secretary and a Director
            Marc White                          Director

      As a result of the acquisition of Forest Industry the following persons are the principal shareholders of the Company's common stock.

                                  Shares           Percentage
      Name                       Owned             Ownership

      Joe Perraton             2,400,000               17%
      Lara Perraton              700,000                5%
      Teaco Properties Ltd.    6,900,000 (1)           49%
      Bona Vista West Ltd.     4,137,240               27%

(1) Mark White is a controlling person of Teaco Properties Ltd. and may be considered the beneficial owner of these shares.

Item 2.  Acquisition or Disposition of Assets

      See Item 1.

Item 5.  Other Events

      Concurrent with the acquisition of Forest Industry the Company sold 750 shares of its Series A Convertible Preferred stock at a price of $1,000 per share to three investors. Each Series A Preferred Share is convertible into shares of the Company's common stock on or after March 16, 2000. The number of shares of the Company's common stock which will be issued upon the conversion of

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each Series A Preferred  share will be determined  by dividing  $1,000 by 75% of the average closing bid of the Company's common stock for the ten trading days prior to conversion. Notwithstanding the above, in no event will (i) less than 250 shares or (ii) more than 5,000 shares of common stock be issued upon the conversion of each Series A Preferred share.

Item 7.  Financial Statements, Pro Forma Financial Information

(a) and (b) The Company hereby undertakes to file with the Commission an amendment to this Form 8-K wherein the Company will provide the audited financial statements of Forest Industry Online, Inc. and related pro forma financial statements within sixty (60) days after the filing of this Form 8-K.

(c)         Exhibits

      2     Share Exchange Agreement

      4 Certificate of Designation setting forth rights and preferences of Series A Convertible Preferred Stock


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   February 15, 2000

                                            AUTOEYE INC.



                                           By: /s/ Andrew Hromyk
                                              Andrew Hromyk,  Secretary